UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2010

Item 1. Reports to Stockholders.

Villere Balanced Fund

Annual Report          August 31, 2010

On the cover:
Magnolia trees, found all over New Orleans and throughout the South, signify strength and perseverance; their seasonal blooms are distinctive in their beauty and fragrance.
They have also met the test of time. Fossil records of magnolia trees date back 100 million years.
Like the magnolia, Villere & Co. is a time-honored Louisiana tradition, helping families and not-for-profits manage their investments for almost a century.

Villere Balanced Fund

September 30, 2010

To Our Fellow Shareholders:

As of August 31, 2010, the Villere Balanced Fund had a one-year return of 7.16% that compares to the S&P 500® Index (the “S&P 500®”) return of just 4.91% and the Lipper Balanced Fund Index return of 6.82%.  Our five-year return is -0.81% annualized that compares to the S&P 500®, which returned -0.91% annualized and the Lipper Balanced Fund Index that rose 2.00% annually.

					Since
					Inception
Period Ending 8/31/10	6 Mos.	1 Year	5 Years	10 Years	9/30/99
Villere Balanced Fund	-3.39%	7.16%	-0.81%	2.78%	5.38%
Barclays Capital Intermediate
Government/Credit Index	5.01%	8.18%	5.67%	6.10%	6.07%
Lipper Balanced Fund Index	-0.17%	6.82%	2.00%	2.18%	3.19%
S&P 500® Index	-4.04%	4.91%	-0.91%	-1.81%	-0.04%
The Fund’s Gross Expense Ratio is 1.31%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.

Our cumulative return since inception (September 30, 1999) is 77.22% (5.38% on an annualized basis) that compares to the S&P 500® that is still in negative territory having decreased -0.40% cumulative (-0.04% annualized).  Our Fund also outperformed the Lipper Balanced Fund Index, which returned 40.87% cumulative (3.19% annualized).

In periods of volatility the markets are often characterized by fear and greed. From August 2008 through March 2009, fear ran rampant through the markets as investors clamored for investments deemed safe. Gold and treasury bonds seemed to fit this need. From March 2009 to April 2010 investors were consumed by greed as equities of all shapes and sizes were stuffed into portfolios. As talk of a double-dip recession entered the lexicon, fear re-entered in April 2010 and 10 year treasury yields dropped once again while gold set new records. Yield chasing has been met by corporate treasurers who

Villere Balanced Fund

have supplied bonds for every appetite. Our strategy for the past year has been to avoid extremes and remain focused on the power of equities in a portfolio balanced by medium-term bonds. This past year was a good one, and the economy is showing signs of growth, but expectations hover at 1.5%-2% growth for the second half of the year, down from earlier expectations of 3% or more.  We believe, however, that the market will look at the trajectory of actual growth. Goldman Sachs just released their 2011 U.S. outlook, where GDP growth is estimated to be 1.5% for the third and fourth quarter of 2010 as well as first quarter of 2011, but then accelerates to 2% in the second quarter of 2011, 2.5% by the third quarter of 2011, and 3% in the fourth quarter of 2011.

As of August 31, 2010, we believe the markets fell to a point where many concerns were fully discounted into the valuation of the market.  One valuation metric that we use for stocks is the earnings yield in relation to the 30-year Treasury bond.  The underlying holdings within the S&P 500® are projected to have $90 in earnings in 2011 giving these holdings an earnings yield of 7.9% compared to the earnings yield of 3.9% for the underlying holdings within a 30-year treasury bond.  In our opinion, this demonstrates that stocks in relation to bonds are a great value.  When the technology bubble was about to pop back in March of 2000 for example, the earnings yield was about 1.67% and the bond yield was 5.90%.  Stocks were very expensive and should have been sold, whereas this metric may lead someone towards purchasing stocks.

Further encouraging signs to buy stocks are the number of publicly traded companies that are selling their debt to the investing public.  For example we were amazed to see that Microsoft was able to sell 3-year bonds at a yield of 0.875%.  We believe these companies are very smart to borrow money at these historically low rates, as they may be able to get strong returns with this leverage.  We do not want to be on the other side of such a trade, lending them money and only collecting such paltry income by buying their corporate debt.  We would rather buy their stocks and invest with them and possibly collect a dividend.

We are continuously asked what could possibly make the market go up as ‘everyone’ is so negative and nothing positive seems to be on the horizon.  While we are concerned by the headwinds facing the consumer and the economy, we believe that many investors have already sold stocks and, based on the record flows into bonds, the next move may be out of bonds and into stocks.  The investing public tends to chase past returns and what has been successful; looking in the rear view mirror instead of through the windshield.

Villere Balanced Fund

We believe interest rates should soon begin to rise, bonds may begin to lose value and many bond holders could have a nasty surprise.  Once the investing public realizes that they can lose money in bonds, they may begin to shift money from bonds to stocks, which could help propel the stock market upwards.  With this in mind, we have consciously guided our fixed income to 25% of the portfolio which is the low end of our asset allocation range.  We were and remain overweighted energy and health care in the belief that these sectors offer compelling value in several companies that are misunderstood. This choice has led to outperformance as investments such as Ion Geophysical which rose 34% in the past year. They are the leader in providing high resolution images of the subsurface to the oil and gas industry to reduce the risk of exploration and reservoir development.

One of our better performers in the past year was Varian Medical Systems which rose 23%.  Varian Medical is the leading manufacturer of proton and radiotherapy machines for treating cancer and other medical conditions.  The American Cancer Society estimates that 569,490 Americans died from cancer in 2009 representing more than 1,500 people a day, accounting for 1 of every 4 deaths.  We believe that despite what happens with the economy, 1.5 million new cancer cases are estimated to be diagnosed in the U.S. in 2010, and Varian’s focus on radiotherapy is poised to treat these patients and save lives.  In fact, the 5-year relative survival rate for all cancers diagnosed between 1999-2005 is 68%, up from just 50% in 1975-1977.  This is due to early diagnosis, but also due to improvements in treatment from the products that Varian provides such as Clinac and Trilogy medical linear accelerators.

We have struggled with our position in Euronet Worldwide.  We have owned the company for over two years and the stock remains at about the same price we bought it.  The company has three main businesses; an EFT processing segment, a prepaid segment, and a money transfer segment.  Their processing segment has a network of 9,720 ATM’s and 53,000 POS terminals across Europe, the Middle East and Asia Pacific.  The prepaid segment is one of the largest international providers of mobile airtime processing, and money transfer segment is similar to Western Union’s business, and is the third-largest global money transfer company.

Euronet derives about 75% of their revenue from non-U.S. operations.  We like participating in the growth outside of the U.S., however, when they generate profits in countries other than the U.S., they have to convert from local currency such as the euro, British pound, and Polish Zloty, back to the U.S. dollar.  In 2009 and early 2010 with the issues in Greece, that spread to Spain and all of Europe, the euro began to weaken against the dollar and their

Villere Balanced Fund

financials were impacted accordingly.  Recently the euro has recovered and Euronet’s stock price has moved up in sympathy.  We are focused on their business, in contrast to hazarding guesses on currency trading.  We believe this investment is the perfect way to play the growth in financial systems upgrades in China, India, and other emerging markets, and the valuation is quite compelling given the opportunities.

We have stood by our Fund’s objectives in seeking long-term capital growth.  We believe that in this turbulent market a balanced fund, with some exposure to the unique opportunities for growth afforded by small-cap investments, is an appropriate investment vehicle as it seeks to offer stability of fixed income, and the opportunity for growth in equities.  This differentiation is important because we believe it sets us apart from our peers.

In conclusion, we are confident that our style of conducting extensive research on each company will help in reaching our objectives.  We continue to invest in companies that we feel have excellent managements and strong earning power, whose potential is yet to be recognized by the investing public.

Thank you for your investment in the Villere Balanced Fund.

St. Denis J. Villere	George G. Villere

George V. Young	St. Denis J. Villere III

Footnotes:

The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young and St. Denis J. Villere III, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Earnings yield is the quotient of earnings per share divided by the share price. It is the reciprocal of the P/E ratio. Please refer to the Schedule of Investments in the report for more complete information regarding fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Villere Balanced Fund

The Lipper Balanced Fund Index is an equally weighted performance index of the largest qualifying funds in the Lipper Category.  The indices are unmanaged and returns include reinvested dividends.  The S&P 500 Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Barclays Capital U.S. Intermediate Government/Credit Bond Index (formerly known as the Lehman Intermediate Government /Credit Bond Index) measures the performance of United States dollar-denominated United States Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years.  You cannot invest directly in an index.

While the Fund is “no-load”, management and other expenses still apply.  Please refer to the prospectus for further details.

Must be preceded or accompanied by a current prospectus.

The Fund is distributed by Quasar Distributors, LLC.  10/10

Villere Balanced Fund

SECTOR ALLOCATION at August 31, 2010 (Unaudited)

Sector Allocation	Percent of Net Assets

Finance & Insurance	20.6%
Miscellaneous Manufacturing	18.8%
Food Manufacturing	9.8%
Computer & Electronics Manufacturing	8.9%
Chemical Manufacturing	7.2%
Transportation & Warehousing	7.1%
Professional, Scientific, & Technical Services	7.0%
Retail Trade	6.6%
Information	4.2%
Mining	3.5%
Real Estate & Rental & Leasing	1.9%
Wholesale Trade	1.7%
Management of Companies & Enterprises	1.5%
Money Market Fund	0.8%
Other Assets in Excess of Liabilities	0.4%
Total	100.0%

EXPENSE EXAMPLE For the Six Months Ended August 31, 2010 (Unaudited)

As a shareholder of the Villere Balanced Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/10 – 8/31/10).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses

Villere Balanced Fund

EXPENSE EXAMPLE For the Six Months Ended August 31, 2010 (Unaudited), Continued

of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/10	Value 8/31/10	3/1/10 – 8/31/10*
Actual	$1,000	$ 966	$5.85
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.01

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.18% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Villere Balanced Fund

Hypothetical Value of $10,000 vs Barclays Capital Intermediate Government/Credit
Bond Index, Lipper Balanced Fund Index, S&P 500® Index and Blended 65%
S&P 500® Index / 35% Barclays Capital Intermediate Government/Credit Bond Index

Average Annual Total Return
as of August 31, 2010
1 Year	7.16%
5 Year	(0.81)%
10 Year	2.78%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2000 (the Fund’s “inception”) and is not intended to imply any future performance.  Investment returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.  The chart assumes reinvestment of dividends and capital gains.

As of 8/31/10 the Barclays Capital Intermediate Government/Credit Bond Index returned 8.18%, 5.67%, and 6.10% for the one-year, five-year, and ten-year periods, respectively.

As of 8/31/10 the Lipper Balanced Fund Index returned 6.82%, 2.00%, and 2.18% for the one-year, five-year, and ten-year periods, respectively.

As of 8/31/10 the S&P 500® Index returned 4.91%, (0.91)%, and (1.81)% for the one-year, five-year, and ten-year periods, respectively.

As of 8/31/10 the Blended 65% S&P 500® Index/35% Barclays Capital Intermediate Government/Credit Bond Index returned 6.42%, 1.69%, and 1.24% for the one-year, five-year, and ten-year periods, respectively.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.villere.com or calling (866) 209-1129.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2010

Shares		Value
COMMON STOCKS: 65.6%

Aerospace Products
& Services: 3.7%
70,000	BE Aerospace,
	Inc.*	$1,886,500

Air Transportation: 2.1%
72,000	PHI, Inc.*1	1,044,000

Apparel Manufacturing: 3.4%
76,000	Carter’s, Inc.*	1,697,840

Chemical
Manufacturing: 3.3%
34,000	Abbott Laboratories	1,677,560

Clothing & Accessories
Stores: 2.1%
82,800	Collective
	Brands, Inc.*	1,070,604

Computer & Electronic
Products: 8.4%
664,500	ION Geophysical
	Corp.*	2,272,590
36,700	Varian Medical
	Systems, Inc.*	1,953,908
		4,226,498
Couriers & Messengers: 3.6%
23,000	FedEx Corp.	1,795,150

Credit Intermediation: 9.8%
37,000	Cullen/Frost
	Bankers, Inc.	1,896,250
95,000	Euronet
	Worldwide, Inc.*	1,337,600
34,800	IBERIABANK
	Corp.	1,696,500
		4,930,350
Food Manufacturing: 6.7%
70,000	Flowers
	Foods, Inc.	1,808,800
27,000	The J.M.
	Smucker Co.	1,578,960
		3,387,760
Information Services: 4.2%
295,500	NIC, Inc.	2,139,420

Machinery: 4.6%
185,350	3D Systems Corp.*	2,333,557

Oil & Gas Extraction: 3.5%
31,000	Pioneer Natural
	Resources Co.	1,792,420

Professional, Scientific &
Technical Services: 7.0%
138,500	EPIQ Systems, Inc.	1,724,325
125,000	Luminex Corp.*	1,792,500
		3,516,825
Sporting & Recreational
Goods Wholesaler: 3.2%
89,000	Pool Corp.	1,642,050
TOTAL COMMON STOCKS
(Cost $32,323,000)		33,140,534

CONVERTIBLE
PREFERRED STOCK: 3.0%

Credit Intermediation: 3.0%
1,600	Bank of America
	Corp., 7.250%,
	convertible until
	12/31/2049	1,520,000
TOTAL CONVERTIBLE
PREFERRED STOCK
(Cost $759,021)		1,520,000

Principal
Amount
CORPORATE BONDS: 30.2%

Air Transportation: 1.5%
	PHI, Inc.,
	7.125%,
$800,000	04/15/2013	775,000

Building Material, Garden
& Supplies Dealers: 4.5%
	The Home
	Depot, Inc.,
	5.400%,
2,000,000	03/01/2016	2,256,044

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2010, Continued

Principal
Amount		Value
CORPORATE BONDS: 30.2%, Continued

Cable & Other Subscription
Programming: 1.7%
	DIRECTV Holdings
	LLC / DIRECTV
	Financing Co., Inc.,
	6.375%,
$850,000	06/15/2015	$884,000

Chemical
Manufacturing: 3.9%
	Du Pont E.I. De
	Nemours & Co.,
	4.750%,
1,000,000	11/15/2012	1,078,706
	Pfizer, Inc.,
	6.200%,
700,000	03/15/2019	866,638
		1,945,344
Computer & Electronic
Products: 0.5%
	International
	Business Machines
	Corp., 4.750%,
250,000	11/29/2012	272,334

Credit Intermediation: 6.8%
	BB&T Corp.,
	4.900%,
1,000,000	06/30/2017	1,060,652
	Countrywide Home
	Loans, Inc.,
	4.000%,
750,000	03/22/2011	763,789
	JPMorgan Chase
	& Co., 4.875%,
500,000	03/15/2014	542,155
	Whitney National
	Bank, 5.875%,
1,150,000	04/01/2017	1,068,684
		3,435,280
Food Manufacturing: 3.1%
	Kraft Foods, Inc.,
	5.250%,
400,000	10/01/2013	440,153
	5.375%,
1,000,000	02/10/2020	1,113,399
		1,553,552
Furniture & Related
Products: 3.1%
	Leggett & Platt, Inc.,
	4.650%,
1,500,000	11/15/2014	1,579,524

Insurance Carriers: 1.5%
	Prudential Financial,
	Inc., 5.000%,
750,000	01/15/2013	754,360

Rental & Leasing
Services: 1.9%
	International Lease
	Finance Corp.,
	5.875%,
1,000,000	05/01/2013	957,500

Securities & Financial
Services: 1.0%
	Goldman Sachs
	Group, Inc.,
	6.875%,
200,000	01/15/2011	204,546
	Merrill Lynch &
	Co., Inc.,
	6.875%,
250,000	11/15/2018	284,528
		489,074
Transportation
Equipment: 0.7%
	General Dynamics
	Corp., 5.375%,
300,000	08/15/2015	351,892
TOTAL CORPORATE BONDS
(Cost $14,170,082)		15,253,904

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2010, Continued

Shares	Value
SHORT-TERM INVESTMENT: 0.8%

Money Market Fund: 0.8%
Federated Treasury
Obligation Fund –
Trust Shares,
433,119	0.010%^	$433,119
TOTAL SHORT-TERM
INVESTMENT
(Cost $433,119)	433,119
TOTAL INVESTMENT
IN SECURITIES: 99.6%
(Cost $47,685,222)	50,347,557
Other Assets in Excess
of Liabilities: 0.4%	207,484
TOTAL NET
ASSETS: 100.0%	$50,555,041

*	Non-income producing security.
1	A portion of the security is considered illiquid.
^	7-day yield as of August 31, 2010.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2010

ASSETS
Investments in securities, at value
(cost $47,685,222) (Note 2)	$50,347,557
Receivables:
Fund shares sold	21,198
Dividends and interest	277,964
Prepaid expenses	14,844
Total assets	50,661,563

LIABILITIES
Payables:
Fund shares redeemed	20,025
Investment advisory fees	33,282
Administration fees	13,298
Custody fees	1,318
Fund accounting fees	7,648
Transfer agent fees	6,132
Chief Compliance Officer fees	1,874
Other accrued expenses	22,945
Total liabilities	106,522
NET ASSETS	$50,555,041

Net asset value, offering price and redemption price per share
($50,555,041/3,769,355 shares outstanding; unlimited
number of shares authorized without par value)	$13.41

COMPONENTS OF NET ASSETS
Paid-in capital	$51,974,102
Undistributed net investment income	701,079
Accumulated net realized loss on investments	(4,782,475)
Net unrealized appreciation on investments	2,662,335
Net assets	$50,555,041

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF OPERATIONS For the Year Ended August 31, 2010

INVESTMENT INCOME
Interest	$796,058
Dividends	532,408
Total investment income	1,328,466

EXPENSES (Note 3)
Investment advisory fees	401,044
Adminstration fees	80,208
Transfer agent fees	32,839
Fund accounting fees	31,689
Audit fees	18,205
Registration fees	14,665
Miscellaneous expense	13,650
Reports to shareholders	12,037
Chief Compliance Officer fees	7,500
Legal fees	6,603
Trustee fees	5,193
Custody fees	2,430
Insurance expense	1,012
Total expenses	627,075
Net investment income	701,391

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,453,943
Change in net unrealized appreciation on investments	391,051
Net realized and unrealized gain on investments	2,844,994
Net increase in net assets resulting from operations	$3,546,385

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2010	August 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$701,391	$615,973
Net realized gain (loss) on investments	2,453,943	(7,236,418)
Change in net unrealized appreciation
on investments	391,051	2,141,863
Net increase (decrease) in net assets
resulting from operations	3,546,385	(4,478,582)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(616,215)	(452,687)
From net realized gain	—	(623,761)
Total distributions to shareholders	(616,215)	(1,076,448)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)	(993,044)	803,883
Total increase (decrease) in net assets	1,937,126	(4,751,147)

NET ASSETS
Beginning of year	48,617,915	53,369,062
End of year	$50,555,041	$48,617,915
Undistributed net investment income	$701,079	$615,903

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2010		August 31, 2009
	Shares	Value	Shares	Value
Shares sold	522,090	$7,274,857	444,307	$4,895,551
Shares issued
in reinvestment
of distributions	43,810	608,962	99,395	1,064,520
Shares redeemed	(637,063)	(8,876,863)	(459,097)	(5,156,188)
Net increase
(decrease)	(71,163)	$(993,044)	84,605	$803,883

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2010	2009	2008	2007	2006
Net asset value,
beginning of year	$12.66	$14.21	$16.51	$15.67	$16.29

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.19	0.16	0.17	0.26	0.11
Net realized and unrealized
gain (loss) on investments	0.72	(1.42)	(1.65)	0.95	(0.09)
Total from
investment operations	0.91	(1.26)	(1.48)	1.21	0.02

LESS DISTRIBUTIONS:
From net
investment income	(0.16)	(0.12)	(0.26)	(0.12)	(0.07)
From net realized gain	—	(0.17)	(0.56)	(0.25)	(0.57)
Total distributions	(0.16)	(0.29)	(0.82)	(0.37)	(0.64)
Net asset value,
end of year	$13.41	$12.66	$14.21	$16.51	$15.67

Total return	7.16%	(8.53)%	(9.28)%	7.81%	0.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
year (millions)	$50.6	$48.6	$53.4	$61.9	$62.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.17%	1.28%	1.19%	1.16%	1.22%
After fees absorbed
or recouped	1.17%	1.28%	1.19%	1.16%	1.25%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.31%	1.42%	1.10%	1.49%	0.84%
After fees absorbed
or recouped	1.31%	1.42%	1.10%	1.49%	0.81%

Portfolio turnover rate	27%	39%	21%	27%	27%

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2010

NOTE 1 – ORGANIZATION

The Villere Balanced Fund (the “Fund”) is a series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on September 30, 1999.

The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.  The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2010, Continued

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of August 31, 2010, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2010, Continued

based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$33,140,534	$—	$—	$33,140,534
Convertible
Preferred Stock^	1,520,000	—	—	1,520,000
Fixed Income^	—	15,253,904	—	15,253,904
Short-Term
Investment	433,119	—	—	433,119
Total Investments
in Securities	$35,093,653	$15,253,904	$—	$50,347,557

^ See Schedule of Investments for industry breakout.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2010, Continued

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains, if any, on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2010, Continued

shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

I.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities.

At August 31, 2010, the Fund held an illiquid security with a total value of $1,044,000 or 2.1% of total net assets.

	Shares	Dates Acquired	Cost Basis
PHI, Inc.	72,000	5/02 - 7/06	$1,936,104

J.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

K.
New Accounting Pronouncement.  In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchase, sales, issuances, and settlements on a gross basis relating to

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2010, Continued

Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers in to or out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the year ended August 31, 2010, the Fund incurred $401,044 in advisory fees.

The Adviser has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50%. As the Fund has been operating below its expense cap, the Adviser has not waived any fees or paid any Fund expenses for the year ended August 31, 2010.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended August 31, 2010, the Fund incurred $80,208 in administration fees.  The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the year ended August 31, 2010, the Fund was allocated $7,500 of the Trust’s Chief Compliance Officer Fee.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2010, Continued

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s custodian.  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2010, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $14,313,658 and $13,596,318, respectively.

For the fiscal year ended August 31, 2010, there were no purchases or sales of U.S. Government obligations.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 for the Fund were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$616,215	$452,687
Long-term capital gain	—	623,761
	$616,215	$1,076,448

As of August 31, 2010 the components of distributable earnings (losses) on a tax basis were as follows:

Cost of investments	$47,685,222
Gross tax unrealized appreciation	$7,253,908
Gross tax unrealized depreciation	(4,591,573)
Net tax unrealized appreciation	2,662,335
Undistributed ordinary income	701,079
Undistributed long-term capital gain	—
Total distributable earnings	701,079
Other accumulated losses	(4,782,475)
Total accumulated losses	$(1,419,061)

At August 31, 2010, the Fund had capital loss carryforwards available for federal income tax purposes of $4,782,475 which $1,781,439 expires in 2017 and $3,001,036 expires in 2018, to offset future gains.

Villere Balanced Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Villere Balanced Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of the Villere Balanced Fund (the “Fund”), a series of shares of Professionally Managed Portfolios, including the schedule of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Villere Balanced Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended  and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, PA
October 26, 2010

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling (866) 209-1129.

The current Trustees and executive officers of the Trust, their year of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations and other directorships held for the past five years are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

				Number of	Other
		Term		Portfolios	Directorships
		of Office		in Fund	Held
Name,	Positions	and Length	Principal	Complex(2)	During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee,
(born 1943)	and	Term;	Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(administrative,		Inc.
Fund Services, LLC		May 1991.	management and
2020 E. Financial Way			business consulting);
Suite 100			formerly, Executive
Glendora, CA 91741			Vice President and
Chief Operating Officer,
Integrated Asset
Management (investment
advisor and manager)
and formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

				Number of	Other
		Term		Portfolios	Directorships
		of Office		in Fund	Held
Name,	Positions	and Length	Principal	Complex(2)	During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	Five Years
Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller Trust		The University
Fund Services, LLC		May 1991.	Co., (prior thereto Senior		of Virginia
2020 E. Financial Way			Vice President), and		Law School
Suite 100			Managing Director,		Foundation.
Glendora, CA 91741			Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Former Owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
c/o U.S. Bancorp		Since	(Vacation Services);
Fund Services, LLC		May 1991.	formerly President
2020 E. Financial Way			and Founder, National
Suite 100			Investor Data Services,
Glendora, CA 91741			Inc. (investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice President,		Managers
Fund Services, LLC		May 1991.	Investment Company		Funds,
2020 E. Financial Way			Administration, LLC		Managers
Suite 100			(mutual fund		AMG Funds,
Glendora, CA 91741			administrator).		Aston Funds;
Advisory
Board Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel;
formerly
Independent
Director,
Guardian
Mutual Funds.

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

				Number of	Other
		Term		Portfolios	Directorships
		of Office		in Fund	Held
Name,	Positions	and Length	Principal	Complex(2)	During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	Five Years
Officers of the Trust
Robert M. Slotky	President	Indefinite	Senior Vice	Not	Not
(born 1947)		Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		Aug. 2002.	Services, LLC,
2020 E. Financial Way	Chief	Indefinite	since July 2001.
Suite 100	Compliance	Term;
Glendora, CA 91741	Officer	Since
Sept. 2004
	Anti-Money	Indefinite
	Laundering	Term;
	Officer	Since
Dec. 2005.

Eric W. Falkeis	Executive	Indefinite	Senior Vice	Not	Not
(born 1973)	Vice	Term;	President and Chief	Applicable.	Applicable.
c/o U.S. Bancorp	President	Since	Financial Officer
Fund Services, LLC		Nov. 2009.	(and other positions),
615 East Michigan St.			U.S. Bancorp Fund
Milwaukee, WI 53202			Services, LLC since
1997.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		Nov. 2009.	since 2006;
615 East Michigan St.			formerly, Manager,
Milwaukee, WI 53202			PricewaterhouseCoopers
LLP (1999-2006).

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

				Number of	Other
		Term		Portfolios	Directorships
		of Office		in Fund	Held
Name,	Positions	and Length	Principal	Complex(2)	During
Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	Five Years
Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		February	Fund Services, LLC,
2020 E. Financial Way		2008.	since July 2007;
Suite 100			formerly, Vice President
Glendora, CA 91741			and Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007).

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Villere Balanced Fund

FEDERAL TAX INFORMATION (Unaudited)

The Fund designates 66.27% of the dividends declared from net investment income during the year ended August 31, 2010 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended August 31, 2010, 66.27% of the ordinary distributions paid by the Fund, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 209-1129 or by accessing the Fund’s website at www.villere.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its website at www.villere.com within ten business days after month end.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1129 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on July 19 and 20, 2010, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement for the Villere Balanced Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”) with St. Denis J. Villere & Company, LLC (the “Adviser”) for another annual term.  At this meeting and at a prior meeting held on May 24 and 25, 2010, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, the Adviser’s disaster recovery plan, and the Adviser’s business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss various marketing and compliance topics, including the Adviser’s diligence in risk oversight.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

2.
The Fund’s historical year-to-date performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Lipper classifications.

The Board noted that the Fund’s performance was above its peer group median for the one-year and ten-year periods and below its peer group median for the three-year and five-year periods.  The Board considered any differences of performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.  The Board also took into account that during the course of the prior year they had met with the Adviser in-person to discuss various performance topics, including its recent performance.  The Board concluded that it was satisfied with the Fund’s short- and long-term performance.

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Adviser, as well as expense waivers and reimbursements.

The Board took into consideration the services the Adviser provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the contractual advisory fee was above its peer group median, but in line with the fees charged by the Adviser to its separately managed account clients.

The Board noted that the Adviser contractually had agreed to maintain an annual expense ratio of 1.50% and observed that the Fund has been operating below its expense cap.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Fund.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Villere Balanced Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This page is not a part of the Annual Report.

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Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

(1)	A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant .  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2010	FYE 8/31/2009
Audit Fees	$16,500	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2010	FYE 8/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2010	FYE 8/31/2009
Registrant	NA	NA
Registrant’s Investment Adviser	NA	NA

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)     /s/Robert M. Slotky
Robert M. Slotky, President

Date     November 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/Robert M. Slotky
Robert M. Slotky, President

Date     November 1, 2010

By (Signature and Title)*     /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     November 1, 2010

* Print the name and title of each signing officer under his or her signature.